UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2025
__________________
Arvinas, Inc.
(Exact name of registrant as specified in its charter)
__________________

Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 535-1456
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On October 24, 2025, Arvinas, Inc. (the "Company") issued a press release announcing preclinical data for ARV-806, a PROteolysis TArgeting Chimera ("PROTAC") Kirsten rat sarcoma ("KRAS") G12D degrader. These data were presented at the 2025 AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics (the "2025 Triple Meeting") in Boston, Massachusetts.
The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information in this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.
On October 24, 2025, the Company issued a press release announcing preclinical data for ARV-806, a PROTAC KRAS G12D degrader. These data were presented at the 2025 Triple Meeting in Boston, Massachusetts. ARV-806 is designed to target both the ON and OFF forms of KRAS G12D, which is the most common mutation of the KRAS protein. ARV-806 has the potential to address high unmet need in solid tumors, such as pancreatic, colorectal and non-small cell lung cancer.
Key highlights from the presentation at the 2025 Triple Meeting include the following:
•In vitro, ARV-806 degraded KRAS G12D with picomolar potency across pancreatic, colorectal, and lung cancer cell lines, but did not induce degradation of wild-type and other mutant rat sarcoma ("RAS") isoforms.
•ARV-806 is differentiated from other KRAS G12D targeting agents in development and has potential to be a best-in-class therapy for KRAS G12D mutated cancers due to:
◦Catalytic activity, which allows it to overcome upregulation, a common mechanism of resistance to inhibitor treatment
◦Compared with clinical-stage KRAS G12D ON and OFF inhibitors and another clinical-stage G12D degrader, ARV-806 demonstrated:
▪>25-fold greater potency in reducing cancer cell proliferation,
▪>40-fold higher potency in degrading KRAS G12D protein (versus the comparable clinical-stage G12D degrader), and
▪>10-fold lower concentrations required to induce pro-apoptotic BIM expression.
•Following a single intravenous dose in a colorectal tumor xenograft model, ARV-806 degraded >90% of KRAS G12D for seven days, with parallel suppression of c-MYC (a key driver of cancer cell proliferation) and induction of BIM (Bcl-2-interacting mediator of cell death, a pro-apoptotic factor) for ≥5 days.
•ARV-806 demonstrated robust efficacy responses at low doses in tumor models including: ≥30% tumor volume reductions in pancreatic and colorectal cell line-derived xenograft ("CDX") models and a patient-derived xenograft ("PDX") model of lung cancer.
These data demonstrate sustained pharmacodynamic activity consistent with long-lasting target degradation, which the Company believes supports intermittent clinical dosing. The Company is currently evaluating ARV-806 in a Phase 1 clinical trial in patients with KRAS G12D–mutated advanced solid tumors.
In addition, the poster shown at the 2025 Triple Meeting showed that orally bioavailable pan-KRAS degraders have been identified that potently degrade multiple variants of KRAS and spare other RAS isoforms. A tool pan-KRAS PROTAC demonstrated robust single-agent activity and superior combination efficacy with immune checkpoint blockade compared with a pan-RAS ON inhibitor (7 complete responses compared with 2 complete responses).

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated October 24, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties, including statements regarding the potential of ARV-806 to address high unmet need in solid tumors, such as pancreatic, colorectal and non-small cell lung cancer; that ARV-806 has the potential to be a best-in-class therapy for KRAS G12D mutated cancers; and the Company's belief that these data demonstrating sustained pharmacodynamic activity consistent with long-lasting target degradation, supports intermittent clinical dosing of ARV-806. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including statements regarding the Company’s belief in the potential of its product candidates, strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. The words "believe," "intends," "plans," "potential,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes as a result of various risks and uncertainties, including the important factors discussed the important factors discussed in the “Risk Factors” sections contained in the Company’s quarterly and annual reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views with respect to future events, and the Company assumes no obligation to update any forward-looking statements except as required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINAS, INC.

Date: October 24, 2025	By:	/s/ Andrew Saik
Andrew Saik Chief Financial Officer